UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2022

BLUEROCK HOMES TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-41322	87-4211187
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor New York, NY	10105
(Address of Principal Executive Offices)	(Zip Code)

(212) 843-1601

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BHM	New York Stock Exchange American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Bluerock Homes Trust, Inc. (the “Company”) previously filed with the U.S. Securities and Exchange Commission a registration statement on Form 10, initially publicly filed on March 9, 2022 (as amended, the “Registration Statement”), relating to the distribution by Bluerock Residential Growth REIT, Inc. (“BRG”) of all of the outstanding shares of common stock of the Company to BRG shareholders. On September 26, 2022, the Registration Statement became effective. The Registration Statement includes a preliminary information statement that describes the distribution and provides important information regarding the Company’s business and management.

The final information statement, dated September 26, 2022 (the “Information Statement”), is attached hereto as Exhibit 99.1.

As further described in the Information Statement, BRG expects to distribute one (1) share of Class A Common Stock of the Company, par value $0.01 per share (the “BHM Class A Common Stock”) or Class C Common Stock of the Company, par value $0.01 per share, as applicable, for every eight (8) shares of Class A Common Stock of BRG, par value $0.01 per share, or Class C Common Stock of BRG, par value $0.01 per share, respectively, held as of the close of business on September 29, 2022, the record date for the distribution. Subject to the satisfaction or waiver of the conditions for the distribution, which are described in the Information Statement, the distribution is expected to occur at 12:01 a.m. Eastern Time on October 6, 2022 (the “Distribution Date”).

Beginning on or around September 28, 2022, BHM Class A Common Stock is expected to begin trading on a when-issued basis on the New York Stock Exchange American under the ticker symbol “BHM WI”. Subject to the distribution occurring on the Distribution Date, at the close of trading on October 5, 2022, when-issued trading of BHM Class A Common Stock will end and on October 6, 2022, regular way trading under the ticker symbol “BHM” will begin.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Information Statement of Bluerock Homes Trust, Inc., dated September 26, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bluerock Homes Trust, Inc.

By:	/s/ Jason Emala
Name:	Jason Emala
Title:	Chief Legal Officer and Secretary

Date: September 26, 2022